Exhibit 4.1

Dated as of December 2, 2021

CANADIAN PACIFIC RAILWAY LIMITED

as Guarantor and

CANADIAN PACIFIC RAILWAY COMPANY

as Issuer

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Trustee

FIFTH SUPPLEMENTAL INDENTURE

to the

TRUST INDENTURE

Dated as of September 11, 2015

THIS FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”) dated as of December 2, 2021 among CANADIAN PACIFIC RAILWAY LIMITED, a corporation incorporated under the Canada Business Corporations Act and having its head office in the City of Calgary, in the Province of Alberta (the “Guarantor”), CANADIAN PACIFIC RAILWAY COMPANY, a corporation incorporated under the Canada Business Corporations Act and having its head office in the City of Calgary, in the Province of Alberta (the “Issuer”) and COMPUTERSHARE TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States of America, as successor to Wells Fargo, National Association under the Original Indenture (as defined below) and those supplemental indentures executed prior to the date hereof, as trustee (the “Trustee”).

RECITALS OF THE ISSUER

WHEREAS, the Issuer and the Trustee entered into an indenture, dated as of September 11, 2015 (the “Original Indenture”). Section 8.01(7) of the Original Indenture provides that the Issuer and the Trustee may, without the consent of any Holder, enter into a supplemental indenture to establish the form or terms of Securities of any series as permitted by Section 2.01 and 3.01 thereof.

WHEREAS, pursuant to Sections 2.01 and 3.01 of the Original Indenture, the Issuer desires to provide for the establishment of five series of Securities under the Original Indenture, and the form and terms thereof, as hereinafter set forth.

WHEREAS, the Issuer has requested that the Trustee execute and deliver this Fifth Supplemental Indenture. The Issuer has delivered to the Trustee an Opinion of Counsel and an Officers’ Certificate pursuant to Sections 1.02 and 8.03 of the Original Indenture to the effect, among other things, that all conditions precedent provided for in the Original Indenture to the Trustee’s execution and delivery of this Fifth Supplemental Indenture have been complied with. All acts and things necessary have been done and performed to make this Fifth Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Fifth Supplemental Indenture has been duly authorized in all respects.

WHEREAS the proper officers of the Issuer have duly authorized the creation and issuance of five series of Securities to be designated as (i) 1.350% Notes due 2024 (the “2024 Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$1,500,000,000; (ii) 1.750% Notes due 2026 (the “2026 Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$1,000,000,000; (iii) 2.450% Notes due 2031 (the “2031 Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$1,400,000,000; (iv) 3.000% Notes due 2041 (the “2041 Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$1,000,000,000; and (v) 3.100% Notes due 2051 (the “2051 Notes,” and, together with the 2024 Notes, the 2026 Notes, the 2031 Notes and the 2041 Notes, the “Notes”), to be initially limited (subject to the exceptions described herein and in the Original Indenture) to the aggregate principal amount of U.S.$1,800,000,000; the further terms and conditions thereof being hereinafter set forth, all in accordance with a resolution of the directors of the Issuer;

WHEREAS, the Guarantor desires to fully and unconditionally guarantee the Notes (the “Guarantee”) and the applicable obligations of the Issuer under the Original Indenture, and to provide therefor, the Guarantor has duly authorized the execution and delivery of this Fifth Supplemental Indenture;

NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Notes, as follows:

1. INTERPRETATIONS AND AMENDMENTS

1.1 Fifth Supplemental Indenture

As used herein “Fifth Supplemental Indenture”, “hereto”, “herein”, “hereof”, “hereby”, “hereunder” and similar expressions refer to this Fifth Supplemental Indenture and not to any particular Article, Section or other portion hereof and include any and every instrument supplemental or ancillary hereto or in implementation hereof, and further include the terms of the Notes set forth in the form of Notes annexed as Schedules A1–A5 hereto.

1.2 Definitions in Fifth Supplemental Indenture

All terms contained in this Fifth Supplemental Indenture which are defined in the Original Indenture and not defined herein shall, for all purposes hereof, have the meanings given to such terms in the Original Indenture, unless the context otherwise specifies or requires; provided, however, that notwithstanding the foregoing, the terms “Issuer” and “Trustee” shall have the respective meanings given to them in the Original Indenture.

1.3 Interpretation not Affected by Headings

The division of this Fifth Supplemental Indenture into Articles and Sections, the provision of the table of contents hereto and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Fifth Supplemental Indenture.

2. NOTES

2.1 Form and Terms of Notes

There shall be and there is hereby created for issuance under the Original Indenture, as supplemented by this Fifth Supplemental Indenture (i) a series of Securities which shall consist of an aggregate principal amount of U.S.$1,500,000,000 2024 Notes; (ii) a series of Securities which shall consist of an aggregate principal amount of U.S.$1,000,000,000 2026 Notes; (iii) a series of Securities which shall consist of an aggregate principal amount of U.S.$1,400,000,000 2031 Notes; (iv) a series of Securities which shall consist of an aggregate principal amount of U.S.$1,000,000,000 2041 Notes; and (v) a series of Securities which shall consist of an aggregate principal amount of U.S.$1,800,000,000 2051 Notes; provided, however, that if the Issuer shall, at any time after the date hereof, increase the principal amount of the 2024 Notes, 2026 Notes,

2031 Notes, 2041 Notes or 2051 Notes, which may be issued and issue such increased principal amount (or any portion thereof), then any such additional 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes, or 2051 Notes so issued shall have the same form and terms (other than the date of issuance and the date from which interest thereon shall begin to accrue and, under certain circumstances, the first interest payment date), and shall carry the same right to receive accrued and unpaid interest, as the 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes or 2051 Notes theretofore issued, as the case may be; and provided, further, that, notwithstanding the foregoing, the Issuer shall not be entitled to increase the principal amount of 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes or 2051 Notes which may be issued or issue any such increased principal amount if the Issuer has effected satisfaction and discharge of the Original Indenture pursuant to Section 4.01 of the Original Indenture or defeasance or covenant defeasance pursuant to Article 12 of the Original Indenture.

The 2024 Notes will mature, and the principal of the 2024 Notes and accrued and unpaid interest thereon will be due and payable, on December 2, 2024, or such earlier date as the principal of any of the 2024 Notes may become due and payable in accordance with the provisions of the Original Indenture and this Fifth Supplemental Indenture.

The 2026 Notes will mature, and the principal of the 2026 Notes and accrued and unpaid interest thereon will be due and payable, on December 2, 2026, or such earlier date as the principal of any of the 2026 Notes may become due and payable in accordance with the provisions of the Original Indenture and this Fifth Supplemental Indenture.

The 2031 Notes will mature, and the principal of the 2031 Notes and accrued and unpaid interest thereon will be due and payable, on December 2, 2031, or such earlier date as the principal of any of the 2031 Notes may become due and payable in accordance with the provisions of the Original Indenture and this Fifth Supplemental Indenture.

The 2041 Notes will mature, and the principal of the 2041 Notes and accrued and unpaid interest thereon will be due and payable, on December 2, 2041, or such earlier date as the principal of any of the 2041 Notes may become due and payable in accordance with the provisions of the Original Indenture and this Fifth Supplemental Indenture.

The 2051 Notes will mature, and the principal of the 2051 Notes and accrued and unpaid interest thereon will be due and payable, on December 2, 2051, or such earlier date as the principal of any of the 2051 Notes may become due and payable in accordance with the provisions of the Original Indenture and this Fifth Supplemental Indenture.

The 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes and 2051 Notes shall each bear interest on the principal amount thereof from December 2, 2021 or from the last date to which interest shall have been paid or duly made available for payment on the 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes or 2051 Notes, whichever is later, at the rate of (i) 1.350% per annum for the 2024 Notes; (ii) 1.750% per annum for the 2026 Notes; (iii) 2.450% per annum for the 2031 Notes; (iv) 3.000% per annum for the 2041 Notes; and (v) 3.100% per annum for the 2051 Notes, payable semi-annually in arrears on June 2 and December 2 (each, an “Interest Payment Date”) in each year, commencing June 2, 2022 until the principal of and premium, if any, on the applicable series of Notes is paid or duly made available for payment; and should the Issuer at any time default in the payment of any principal of, or premium, if any, or interest on the 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes or 2051 Notes, as applicable, when due, the Issuer shall pay interest (such interest to be payable on demand), to the extent permitted by law, on the amount in default at the same rate applicable to the series of Notes on which the Issuer defaulted. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Original Indenture, be paid to the Persons in whose names the Notes (or one or more predecessor Notes) are registered at the close of business on May 18 and November 17 (the “Regular Record Dates”), as the case may be, immediately prior to such Interest Payment Date, regardless of whether any such Regular Record Date is a Business Day. Any such interest on the 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes or 2051 Notes not so punctually paid or duly provided for on any Interest Payment Date shall be payable as provided in the form of 2024 Note, form of 2026 Note, form of 2031 Note, form of 2041 Note and form of 2051 Note annexed hereto as Schedules A1–A5 to this Fifth Supplemental Indenture.

The Notes constitute unsecured obligations of the Issuer and rank pari passu with all of its other unsecured and unsubordinated debt from time to time outstanding and pari passu with other notes issued pursuant to the Original Indenture.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Note or the calculation of interest on any Note, if the rate of interest on any Note is calculated on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

All payments of principal of and premium, if any, and interest on the Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, and all references herein to “United States dollars”, “U.S.$” or “U.S. dollars” shall be deemed to refer to such coin or currency of the United States of America.

The principal of and premium, if any, and interest on the Notes shall be payable, and the Notes may be surrendered for exchange, registration, transfer or discharge from registration, at the Corporate Trust Office of the Trustee, and in such other places as the Issuer may from time to time designate in accordance with the Original Indenture. The Trustee is hereby appointed as the initial Paying Agent, registrar and transfer agent for the Notes.

The Notes of each series shall be issued only as fully registered Notes, without coupons, in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 thereafter. Each series of Notes will initially be represented by one or more global Securities (collectively, the “Global Notes”) registered in the name of The Depository Trust Company, as Depositary or its nominee, or a successor depositary or its nominee.

The certificates representing the Notes shall bear the following legend:

“UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

The 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes and 2051 Notes and the certificate of authentication of the Trustee endorsed thereon shall be in the form set out in Schedules A1–A5 to this Fifth Supplemental Indenture with such appropriate insertions, omissions, substitutions and variations as the Trustee may approve and shall be numbered in such manner as the Trustee may approve, such approvals of the Trustee concerning the Note to be conclusively evidenced by its certification of the Note.

The Security Register referred to in Section 3.05 of the Original Indenture shall, with respect to the Notes, be kept at the office or agency that the Issuer may from time to time designate for such purpose (which shall initially be the Corporate Trust Office of the Trustee), and at such other place or places as the Issuer with the approval of the Trustee may hereafter designate.

The Notes shall be subject to redemption at the option of the Issuer as provided in Article 3 (Optional Redemption of Notes) of this Fifth Supplemental Indenture and Article 10 of the Original Indenture and the Notes shall be subject to repurchase by the Issuer as provided in Article 4 (Change of Control) of this Fifth Supplemental Indenture. The 2031 Notes and 2041 Notes shall be subject to a Special Mandatory Redemption (as defined herein) as provided in Article 3 of this Fifth Supplemental Indenture. The Issuer shall not otherwise be required to redeem, purchase or repay Notes pursuant to any mandatory redemption, sinking fund or analogous provision or at the option of the holders thereof. The Notes will not be convertible into or exchangeable for securities of any Person.

The Issuer shall be required to pay Additional Amounts as contemplated in Section 9.07 of the Original Indenture.

The Notes shall have the other terms and provisions set forth in the applicable forms of 2024 Notes, 2026 Notes, 2031 Notes, 2041 Notes and 2051 Notes attached hereto as Schedules A1–A5 to this Fifth Supplemental Indenture with the same force and effect as if such terms and provisions were set forth in full herein.

2.2 Issuance of Notes

Each of the 2024 Notes in the aggregate principal amount of U.S.$1,500,000,000, the 2026 Notes in the aggregate principal amount of U.S.$1,000,000,000, the 2031 Notes in the aggregate principal amount of U.S.$1,400,000,000, the 2041 Notes in the aggregate principal amount of U.S.$1,000,000,000, and the 2051 Notes in the aggregate principal amount of U.S.$1,800,000,000 shall be executed on behalf of the Issuer by any two of the following officers: its Chairman of the Board, its President, any of its Vice Presidents, the Secretary, the Treasurer,

or any of its Assistant Treasurers and delivered by the Issuer to the Trustee on the date of issue for authentication and delivery pursuant to and in accordance with the provisions of Section 3.02 of the Original Indenture and, upon the requirements of such provisions being complied with, such Notes shall be authenticated by or on behalf of the Trustee and delivered by it to or upon the Corporation Order of the Issuer without any further act or formality on the part of the Issuer. The Trustee shall have no duty or responsibility with respect to the use or application of any of the Notes so certified and delivered or the proceeds thereof.

3. REDEMPTION OF NOTES

3.1 Special Mandatory Redemption of 2031 Notes and 2041 Notes

In the event that the Issuer determines in its reasonable judgment that the STB Final Approval (as defined herein) will not be sought or has not or will not be received prior to March 25, 2023 (the “Special Mandatory Redemption Event”), the Issuer will redeem all outstanding 2031 and 2041 Notes (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the applicable series of Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein).

If a Special Mandatory Redemption Event has occurred, the Issuer shall deliver notice of the occurrence of the Special Mandatory Redemption Event and that a Special Mandatory Redemption is to occur (the “Special Mandatory Redemption Notice”) to the Trustee and mail by first class mail to each holder of the 2031 Notes and 2041 Notes at its registered address, or with respect to the Global Notes, to the extent permitted or required by applicable DTC procedures, send electronically, within five Business Days after the Special Mandatory Redemption Event. Upon the written request of the Issuer accompanied by an officers’ certificate along with the form of Special Mandatory Redemption Notice, the Trustee shall give the Special Mandatory Redemption Notice in the Issuer’s name and at the Issuer’s expense. Such written request shall be received by the Trustee no later than three Business Days prior to when the Special Mandatory Redemption Notice is to be delivered to the holders of the 2031 Notes and 2041 Notes.

On such date specified in the Special Mandatory Redemption Notice as shall be no earlier than three Business Days and no later than 30 Business Days (or such other minimum period as may be required by DTC) after mailing or sending the Special Mandatory Redemption Notice, the Special Mandatory Redemption shall occur (the date of such redemption, the “Special Mandatory Redemption Date”).

3.2 Optional Redemption of Notes

(a) 2024 Notes

On or after December 2, 2022 (the date that is one year after the date of issuance of the 2024 Notes), the 2024 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to 100% of the principal amount of the 2024 Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

(b) 2026 Notes

Prior to November 2, 2026 (the date that is one month prior to the maturity date of the 2026 Notes), the Issuer may redeem the 2026 Notes, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to the greater of:

(i)	100% of the principal amount of the 2026 Notes to be redeemed; and

(ii)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2026 Notes matured on November 2, 2026 (the date that is one month prior to the maturity date of the 2026 Notes), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 10 basis points, plus, accrued and unpaid interest to, but excluding, the Redemption Date; provided that installments of interest on 2026 Notes which are due and payable on any date falling on or prior to a Redemption Date will be payable to the registered holders of such 2026 Notes (or one or more predecessor 2026 Notes), registered as such as of the close of business on the relevant Regular Record Dates.

On or after November 2, 2026 (the date that is one month prior to the maturity date of the 2026 Notes), the 2026 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to 100% of the principal amount of the 2026 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

(c) 2031 Notes

Prior to September 2, 2031 (the date that is three months prior to the maturity date of the 2031 Notes), the Issuer may redeem the 2031 Notes, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to the greater of:

(i)	100% of the principal amount of the 2031 Notes to be redeemed; and

(ii)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2031 Notes matured on September 2, 2031 (the date that is three months prior to the maturity date of the 2031 Notes), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 15 basis points, plus, accrued and unpaid interest to, but excluding, the Redemption Date; provided that installments of interest on 2031 Notes which are due and payable on any date falling on or prior to a Redemption Date will be payable to the registered holders of such 2031 Notes (or one or more predecessor 2031 Notes), registered as such as of the close of business on the relevant Regular Record Dates.

On or after September 2, 2031 (the date that is three months prior to the maturity date of the 2031 Notes), the 2031 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to 100% of the principal amount of the 2031 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

(d) 2041 Notes

Prior to June 2, 2041 (the date that is six months prior to the maturity date of the 2041 Notes), the Issuer may redeem the 2041 Notes, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to the greater of:

(i)	100% of the principal amount of the 2041 Notes to be redeemed; and

(ii)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2041 Notes matured on June 2, 2041 (the date that is six months prior to the maturity date of the 2041 Notes), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 20 basis points, plus, accrued and unpaid interest to, but excluding, the Redemption Date; provided that installments of interest on 2041 Notes which are due and payable on any date falling on or prior to a Redemption Date will be payable to the registered holders of such 2041 Notes (or one or more predecessor 2041 Notes), registered as such as of the close of business on the relevant Regular Record Dates.

On or after June 2, 2041 (the date that is six months prior to the maturity date of the 2041 Notes), the 2041 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to 100% of the principal amount of the 2041 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

(e) 2051 Notes

Prior to June 2, 2051 (the date that is six months prior to the maturity date of the 2051 Notes), the Issuer may redeem the 2051 Notes, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to the greater of:

(i)	100% of the principal amount of the 2051 Notes to be redeemed; and

(ii)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2051 Notes matured on June 2, 2051 (the date that is six months prior to the maturity date of the 2051 Notes), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 20 basis points, plus, accrued and unpaid interest to, but excluding, the Redemption Date; provided that installments of interest on 2051 Notes which are due and payable on any date falling on or prior to a Redemption Date will be payable to the registered holders of such 2051 Notes (or one or more predecessor 2051 Notes), registered as such as of the close of business on the relevant Regular Record Dates.

On or after June 2, 2051 (the date that is six months prior to the maturity date of the 2051 Notes), the 2051 Notes will be redeemable, in whole or in part, at the option of the Issuer (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a Redemption Price equal to 100% of the principal amount of the 2051 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The Issuer will provide notice to the Trustee prior to the Redemption Date of the calculation of the Redemption Price.

Holders of Securities to be redeemed pursuant to Section 10.04 and Section 10.08 of the Original Indenture will receive notice of redemption as set forth in Section 10.04 and Section of the Original Indenture respectively, except that references to 30 days in Section 10.04 and Section 10.08 shall be deemed to be 10 days for the purposes of the Securities.

3.3 Certain Additional Definitions

For the purposes of this Fifth Supplemental Indenture, the following expressions shall have the following meanings:

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that such series of Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Issuer or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Issuer.

“Par Call Date” means, (i) with respect to the 2024 Notes, December 2, 2022, the date that is one year after the date of issuance of the 2024 Notes; (ii) with respect to 2026 Notes, November 2, 2026, the date that is one month prior to the maturity date of the 2026 Notes; (iii) with respect to the 2031 Notes, September 2, 2031, the date that is three months prior to the maturity date of the 2031 Notes; and (iv) with respect to the 2041 Notes and the 2051 Notes, June 2, 2041 and June 2, 2051, the dates that are six months prior to the maturity date of the 2041 Notes and the 2051 Notes, respectively.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third Business Day preceding such redemption date.

“Reference Treasury Dealers” means each of (i) BMO Capital Markets Corp. and Goldman Sachs & Co. LLC and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; and (ii) one other which is a primary U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Issuer will substitute therefor another Primary Treasury Dealer.

“STB Final Approval” means a decision of the United States Surface Transportation Board, which shall become effective and which decision shall not have been stayed or enjoined, that constitutes a final agency action approving, exempting or otherwise authorizing the acquisition of control over Kansas City Southern’s railroad operations by the Guarantor and its affiliates, without the imposition of conditions that the Guarantor in its sole discretion has deemed to be unacceptable.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

In the event that the Independent Investment Banker fails to provide the Trustee with the Reference Treasury Dealer Quotations, the Issuer will use commercially reasonable efforts to assist the Trustee in obtaining such quotations.

4. CHANGE OF CONTROL

4.1 Change of Control

(a)

Upon the occurrence of a Change of Control Triggering Event in respect of the Notes, unless all the Notes have been called for redemption pursuant to this Section 3.1, each Holder of Notes shall have the right to require the Issuer to repurchase all or any part (equal to U.S.$2,000 or an integral multiple of U.S.$1,000 in excess thereof) of such Holder’s Notes at an offer price in cash equal to the Change of Control Payment.

(b)

Within 30 days following any Change of Control Triggering Event, the Issuer shall send a notice to each Holder of Notes of the applicable series describing the transaction or transactions that constitute the Change of Control Triggering Event and specifying:

(i)	that the Change of Control Offer is being made pursuant to this Section 4.1 and that all Notes tendered will be accepted for payment;

(ii)

the Change of Control Payment and the purchase date, which shall be a Business Day no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);

(iii)	the CUSIP number for the Notes;

(iv)	that any Note not tendered will continue to accrue interest;

(v)

that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(vi)

that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(vii)	that Holders will be entitled to withdraw their election referred to in clause

(vi)

if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have the Notes purchased;

(viii)

that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to U.S.$2,000 in principal amount or an integral multiple of U.S.$1,000 in excess thereof; and

(ix)

if such notice is mailed prior to the date of the occurrence of the Change of Control Triggering Event, that the Change of Control Offer is conditional on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(c)

The Issuer shall cause the Change of Control Offer to remain open for at least 20 Business Days or such longer period as is required by applicable law. The Issuer shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes of the applicable series as a result of a Change in Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.1, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.1 by virtue of such conflict.

(d)	On the Change of Control Payment Date, the Issuer will, to the extent lawful:

(i)	accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)

deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer.

(e)

The Paying Agent will promptly mail to each Holder of Notes of the applicable series properly tendered the Change of Control Payment for such series of Notes, and the Trustee will promptly authenticate and send (or cause to be transferred by book entry) to each Holder a new note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of U.S.$2,000 or an integral multiple of U.S.$1,000 in excess thereof. The Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

(f)

The Issuer shall not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.1 applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer.

(g)

The Issuer may make a Change of Control Offer in advance of, but conditioned on, the occurrence of a Change of Control Triggering Event but otherwise in accordance with the provisions of this Section 4.1.

(h)	The Issuer shall be solely responsible for monitoring the occurrence of a Change of Control Triggering Event.

4.2 Certain Additional Definitions

For the purposes of this Fifth Supplemental Indenture, the following expressions shall have the following meanings:

“Below Investment Grade Rating Event” means the Notes of the applicable series are rated below an Investment Grade Rating by at least two out of three of the Rating Agencies (as defined below), if there are three or more Rating Agencies, or all of the Rating Agencies, if there are less than three Rating Agencies, (the “Required Threshold”) on any date from the date of the public notice of an arrangement or transaction that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control, which 60-day period shall be extended if, by the end of the 60-day period, the rating of the Notes of such series is under publicly announced consideration for a possible downgrade by such number of Rating Agencies which, together with the Rating Agencies which have already lowered their ratings on the Notes of such series, as aforesaid, would aggregate in number the Required Threshold, such extension to continue for so long as consideration for a possible downgrade continues by such number of Rating Agencies which, together with the Rating Agencies which have already lowered their ratings on the Notes of such series, as aforesaid, would aggregate in number the Required Threshold.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or amalgamation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its subsidiaries taken as a whole to any person (as such term is used in Section 13(d) of the Exchange Act) other than the Issuer, the Guarantor or any of the Issuer’s or Guarantor’s subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or amalgamation) the result of which is that any person (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of Guarantor’s voting shares; or (3) the first day on which a majority of the members of Guarantor’s Board of Directors are not Continuing Directors.

“Change of Control Offer” means an offer to repurchase Notes pursuant to Section 4.1 hereof.

“Change of Control Payment” means, with respect to Notes tendered for repurchase pursuant to a Change of Control Offer, an amount equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of Guarantor who (i) was a member of such Board of Directors on the date of the issuance of the Notes; or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of Guarantor’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB– (or the equivalent) by S&P, or the equivalent investment grade credit rating from any other Rating Agency.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means any “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act then providing publicly available ratings of the Notes.

“Required Threshold” has the meaning set forth in the definition of Below Investment Grade Rating Event.

“S&P” means S&P Global Ratings, a division of S&P Global Inc.

5. GUARANTEE

5.1 Agreement to Guarantee

The Guarantor hereby fully and unconditionally guarantees to each Holder of Notes, the due and punctual payment of the principal of, premium, if any, and interest on the Notes, the due and punctual payment of any sinking fund or analogous payments that may be payable with respect to such Notes and the due and punctual payment of any Additional Amounts that may be payable with respect to such Notes, when and as the same shall become due and payable, whether on the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms hereof and of the Original Indenture, as supplemented by the supplemental indentures heretofore executed by the Issuer and the Trustee including this Fifth Supplemental Indenture. In case of the failure of the Issuer punctually to make any such payment of principal, premium, if any, or interest, or any such sinking fund or analogous payment that may be payable with respect to the Notes or any Additional Amounts that may be payable with respect to the Notes, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of the Notes, the Original Indenture or this Fifth Supplemental Indenture, any failure to enforce the provisions of the Notes, the Original Indenture or this Fifth Supplemental Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto or hereto, by the Holder of the Notes or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of the Notes, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to the Notes or the indebtedness evidenced thereby, or with respect to any sinking fund or analogous payment that may be payable with respect to the Notes or with respect to any Additional Amounts that may be payable with respect to the Notes and all demands whatsoever, and covenants that its obligations under this Section 5.1 will not be discharged except by payment in full of the principal of, premium, if any, and interest on and any Additional Amounts that may be payable with respect to the Notes.

The Guarantor shall be subrogated to all rights of each Holder of the Notes, the Trustee and any Paying Agent against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Section 5.1; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Notes of the same series issued under the Original Indenture, as supplemented by the supplemental indentures heretofore executed by the Issuer and the Trustee including this Fifth Supplemental Indenture, and any sinking fund or analogous payments and Additional Amounts with respect to such Notes shall have been paid in full.

Any term or provision of the Original Indenture, as supplemented by the supplemental indentures heretofore executed by the Issuer and the Trustee, and this Fifth Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of the Notes guaranteed hereunder by the Guarantor shall not exceed the maximum amount that can be hereby guaranteed by the Guarantor without rendering the Guarantee, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance, fraudulent transfer, corporate benefit, financial assistance or similar laws affecting the rights of creditors generally.

By executing this Fifth Supplemental Indenture, the Guarantor acknowledges and agrees that the obligations to compensate, reimburse, and indemnify the Trustee under the Original Indenture, including, without limitation, Section 6.03 of the Original Indenture, shall apply to the Guarantor and that the Guarantor and the Issuer, jointly and severally, are obligated to compensate, reimburse, and indemnify the Trustee in accordance with the terms of the Original Indenture, including, without limitation, Section 6.03 of the Original Indenture.

5.2 Additional Amounts

The obligations of the Issuer pursuant to Section 9.07 of the Original Indenture shall apply, mutatis mutandis, to the Guarantor.

5.3 Execution and Delivery

To evidence its Guarantee set forth in Section 5.1 hereof, the Guarantor hereby agrees that this Fifth Supplemental Indenture shall be executed on behalf of the Guarantor by one or more authorized officers or persons holding an equivalent title.

The Guarantor hereby agrees that its Guarantee set forth in Section 5.1 hereof shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

5.4 Release of Guarantee

The Guarantor will be released and relieved of its obligations under the Guarantee in respect of the Notes, and such Guarantee will be terminated, upon receipt by the Trustee of a Corporation Order (without the consent of the Trustee) requesting such release, upon (i) satisfaction and discharge of the Original Indenture or (ii) defeasance or covenant defeasance with respect to the Notes, in each case, under the terms of the Original Indenture. At the request and expense of the Issuer, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

6. GENERAL

6.1 Effectiveness

This Fifth Supplemental Indenture will become effective upon its execution and delivery.

6.2 Effect of Recitals

The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Issuer of the Notes or the proceeds thereof. The Trustee makes no representations as to the validity or sufficiency of this Fifth Supplemental Indenture or of the Notes except that the Trustee represents that it is duly authorized to execute and deliver this Fifth Supplemental Indenture, authenticate the Notes and perform its obligations under the Original Indenture and hereunder, and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Issuer are true and accurate.

6.3 Ratification of Original Indenture

The Original Indenture as supplemented by this Fifth Supplemental Indenture is in all respects ratified and confirmed, and this Fifth Supplemental Indenture shall be deemed part of the Original Indenture in the manner and to the extent herein and therein provided.

6.4 Limitation on Liability

The Trustee shall act at the direction of the requisite Holders without liability.

6.5 Jurisdiction; Agent for Process

Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any U.S. federal court located in the Borough of Manhattan in the State of New York in connection with any action, suit or other proceeding arising out of or relating to this Fifth Supplemental Indenture or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue.

By its execution and delivery of this Fifth Supplemental Indenture, the Guarantor and the Issuer irrevocably designate and appoint C T Corporation System, 28 Liberty St., 42nd Floor, New York, New York 10005, U.S.A. as the Guarantor’s and the Issuer’s authorized agent (the “Authorized Agent”) upon whom process may be served in any action, suit or proceeding arising out of or relating to this Fifth Supplemental Indenture, the Notes and the Guarantee but for that purpose only, and agree that service of process upon said C T Corporation System, and written notice of such service to the Guarantor or the Issuer in the manner provided in Section 1.06 of the Original Indenture, shall be deemed in every respect effective service of process upon the Guarantor or the Issuer, respectively, in any such action, suit or proceeding in any federal or state court in the Borough of Manhattan, The City of New York.

Notwithstanding the foregoing, the Guarantor and the Issuer reserve the right to appoint another Person located or with an office in the Borough of Manhattan, The City of New York, selected in the discretion of the Issuer or the Guarantor, as applicable, as a successor Authorized Agent, and upon acceptance of such consent to service of process by such a successor the designation of the prior Authorized Agent shall terminate. The Guarantor or the Issuer, as applicable, shall give written notice to the Trustee and all Holders of the designation by them of a successor Authorized Agent. If for any reason an Authorized Agent ceases to be able to act as an Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Guarantor or the Issuer, as applicable, will designate a successor Authorized Agent in accordance with the preceding sentence. The Guarantor or the Issuer, as applicable, further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue the designation and appointment of said C T Corporation System, or of any successor Authorized Agent of the Guarantor or the Issuer, as applicable, in full force and effect so long as any of the Notes or Guarantees shall be outstanding.

6.6 Governing Law

This Fifth Supplemental Indenture (including the Guarantee provided herein), the Original Indenture as supplemented hereby and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

6.7 Severability

In case any provision in this Fifth Supplemental Indenture (including the Guarantee provided herein), the Original Indenture as supplemented hereby or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.8 Acceptance of Trust

The Trustee hereby accepts the trusts in this Fifth Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein before set forth in trust for the various Persons who shall from time to time be Holders subject to all the terms and conditions herein set forth.

6.9 Counterparts and Formal Date

This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date first above written.

IN WITNESS WHEREOF the parties hereto have executed this Fifth Supplemental Indenture on the date first above written.

CANADIAN PACIFIC RAILWAY LIMITED, As Guarantor

By:	/s/ Nadeem Velani
	Name:	Nadeem Velani
	Title:	Executive Vice-President and Chief Financial Officer

By:	/s/ Chris De Bruyn
	Name:	Chris De Bruyn
	Title:	Managing Director, Investor Relations and Treasury

CANADIAN PACIFIC RAILWAY COMPANY, As Issuer

By:	/s/ Nadeem Velani
	Name:	Nadeem Velani
	Title:	Executive Vice-President and Chief Financial Officer

By:	/s/ Chris De Bruyn
	Name:	Chris De Bruyn
	Title:	Managing Director, Investor Relations and Treasury

[Signature Page to Fifth Supplemental Indenture]

COMPUTERSHARE TRUST COMPANY, N.A. As Trustee

By:	/s/ Jennifer Holscher
Name: Jennifer Holscher
Title: Vice President

[Signature Page to Fifth Supplemental Indenture]

Schedule A-1

See attached

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES (AS DEFINED HEREIN) IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CANADIAN PACIFIC RAILWAY COMPANY

1.350% Notes due 2024

No. 1	US$ [•] CUSIP: 13645R BD5

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$[•] ([•] UNITED STATES DOLLARS) on December 2, 2024, at the office or agency of the Corporation referred to below, and to pay interest thereon on June 2, 2022 and semi-annually thereafter, on June 2 and December 2 in each year, from December 2, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 1.350% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2021

CANADIAN PACIFIC RAILWAY
COMPANY

By:
Name: Nadeem Velani
Title: Executive Vice-President and
Chief Financial Officer

By:
Name: Chris De Bruyn
Title: Managing Director, Investor
Relations and Treasury

[Signature Page to 2024 Global Note 1]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: December 2, 2021

[Signature Page to 2024 Global Note 1]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 1.350% Notes due 2024 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$[•], which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture, as defined below), as supplemented by the Fifth Supplemental Indenture, among the Corporation, Canadian Pacific Railway Limited (the “Guarantor”) and the Trustee (as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$[•] aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

On or after December 2, 2022 (the date that is one year after the date of issuance of the Securities), the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 10 and not more than 60 days prior to the date fixed for redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means December 2, 2022, the date that is one year after the date of issuance of the Securities.

“Reference Treasury Dealers” means each of (i) BMO Capital Markets Corp. and Goldman Sachs & Co. LLC and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; and (ii) one other which is a primary U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days’ prior written notice to each Holder of Securities to be redeemed at such Holder’s address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest thereon to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after November 17, 2021, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Fifth Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A-2

See attached

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES (AS DEFINED HEREIN) IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CANADIAN PACIFIC RAILWAY COMPANY

1.750% Notes due 2026

No. 1	US$[•] CUSIP: 13645R BE3

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$[•] ([•] UNITED STATES DOLLARS) on December 2, 2026, at the office or agency of the Corporation referred to below, and to pay interest thereon on June 2, 2022 and semi-annually thereafter, on June 2 and December 2 in each year, from December 2, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 1.750% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2021

CANADIAN PACIFIC RAILWAY
COMPANY

By:
Name: Nadeem Velani
Title: Executive Vice-President and
Chief Financial Officer

By:
Name: Chris De Bruyn
Title: Managing Director, Investor
Relations and Treasury

[Signature Page to 2026 Global Note 1]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: December 2, 2021

[Signature Page to 2026 Global Note 1]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 1.750% Notes due 2026 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$[•], which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture, as defined below), as supplemented by the Fifth Supplemental Indenture, among the Corporation, Canadian Pacific Railway Limited (the “Guarantor”) and the Trustee (as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$[•] aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

Prior to November 2, 2026 (the date that is one month prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a redemption price equal to the greater of:

(a)	100% of the principal amount of the Securities to be redeemed; and

(b)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities matured on November 2, 2026 (the date that is one month prior to the maturity date of the Securities), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 10 basis points, plus, accrued and unpaid interest to, but excluding, the date of redemption; provided that installments of interest on Securities which are due and payable on any date falling on or prior to a date of redemption will be payable to the registered holders of such Securities (or one or more predecessor Securities), registered as such as of the close of business on the relevant Regular Record Dates.

On or after November 2, 2026 (the date that is one month prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 10 and not more than 60 days prior to the date fixed for redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means November 2, 2026, the date that is one month prior to the maturity date of the Securities.

“Reference Treasury Dealers” means each of (i) BMO Capital Markets Corp. and Goldman Sachs & Co. LLC and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; and (ii) one other which is a primary U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days’ prior written notice to each Holder of Securities to be redeemed at such Holder’s address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest thereon to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after November 17, 2021, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Fifth Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof.

Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A-3

See attached

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES (AS DEFINED HEREIN) IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CANADIAN PACIFIC RAILWAY COMPANY

2.450% Notes due 2031

No. 1	US$[•] CUSIP: 13645R BF0

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$[•] ([•] UNITED STATES DOLLARS) on December 2, 2031, at the office or agency of the Corporation referred to below, and to pay interest thereon on June 2, 2022 and semi-annually thereafter, on June 2 and December 2 in each year, from December 2, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 2.450% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2021

CANADIAN PACIFIC RAILWAY
COMPANY

By:
Name:	Nadeem Velani
Title:	Executive Vice-President and
Chief Financial Officer

By:
Name:	Chris De Bruyn
Title:	Managing Director, Investor
Relations and Treasury

[Signature Page to 2031 Global Note 1]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: December 2, 2021

[Signature Page to 2031 Global Note 1]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 2.450% Notes due 2031 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$[•], which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture, as defined below), as supplemented by the Fifth Supplemental Indenture, among the Corporation, Canadian Pacific Railway Limited (the “Guarantor”) and the Trustee (as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$[•] aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

If the Corporation determines in its reasonable judgment that the STB Final Approval will not be sought or has not or will not be received prior to March 25, 2023, then the Corporation will be required to redeem all of the outstanding Securities on the special mandatory redemption date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. The “special mandatory redemption date” means the date specified in the notice of special mandatory redemption as described in Section 3.1 of the Fifth Supplemental Indenture, which date shall be a business day that is no earlier than three days and no later than 30 days from the date of such notice.

Prior to September 2, 2031 (the date that is three months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a redemption price equal to the greater of:

(a)	100% of the principal amount of the Securities to be redeemed; and

(b)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities matured on September 2, 2031 (the date that is three months prior to the maturity date of the Securities), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 15 basis points, plus, accrued and unpaid interest to, but excluding, the date of redemption; provided that installments of interest on Securities which are due and payable on any date falling on or prior to a date of redemption will be payable to the registered holders of such Securities (or one or more predecessor Securities), registered as such as of the close of business on the relevant Regular Record Dates.

On or after September 2, 2031 (the date that is three months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 10 and not more than 60 days prior to the date fixed for redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means September 2, 2031, the date that is three months prior to the maturity date of the Securities.

“Reference Treasury Dealers” means each of (i) BMO Capital Markets Corp. and Goldman Sachs & Co. LLC and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; and (ii) one other which is a primary U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days’ prior written notice to each Holder of Securities to be redeemed at such Holder’s address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest thereon to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after November 17, 2021, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Fifth Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A-4

See attached

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES (AS DEFINED HEREIN) IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CANADIAN PACIFIC RAILWAY COMPANY

3.000% Notes due 2041

No. 1	US$[•]

CUSIP: 13645R BG8

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$[•] ([•] UNITED STATES DOLLARS) on December 2, 2041, at the office or agency of the Corporation referred to below, and to pay interest thereon on June 2, 2022 and semi-annually thereafter, on June 2 and December 2 in each year, from December 2, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 3.000% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2021

CANADIAN PACIFIC RAILWAY
COMPANY

By:
	Name:	Nadeem Velani
	Title:	Executive Vice-President and
Chief Financial Officer

By:
	Name:	Chris De Bruyn
	Title:	Managing Director, Investor
Relations and Treasury

[Signature Page to 2041 Global Note 1]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: December 2, 2021

[Signature Page to 2041 Global Note 1]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 3.000% Notes due 2041 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$[•], which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture, as defined below), as supplemented by the Fifth Supplemental Indenture, among the Corporation, Canadian Pacific Railway Limited (the “Guarantor”) and the Trustee (as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$[•] aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

If the Corporation determines in its reasonable judgment that the STB Final Approval will not be sought or has not or will not be received prior to March 25, 2023, then the Corporation will be required to redeem all of the outstanding Securities on the special mandatory redemption date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date. The “special mandatory redemption date” means the date specified in the notice of special mandatory redemption as described in Section 3.1 of the Fifth Supplemental Indenture, which date shall be a business day that is no earlier than three days and no later than 30 days from the date of such notice.

Prior to June 2, 2041 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a redemption price equal to the greater of:

(a)	100% of the principal amount of the Securities to be redeemed; and

(b)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities matured on June 2, 2041 (the date that is six months prior to the maturity date of the Securities), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 20 basis points, plus, accrued and unpaid interest to, but excluding, the date of redemption; provided that installments of interest on Securities which are due and payable on any date falling on or prior to a date of redemption will be payable to the registered holders of such Securities (or one or more predecessor Securities), registered as such as of the close of business on the relevant Regular Record Dates.

On or after June 2, 2041 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 10 and not more than 60 days prior to the date fixed for redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means June 2, 2041, the date that is six months prior to the maturity date of the Securities.

“Reference Treasury Dealers” means each of (i) BMO Capital Markets Corp. and Goldman Sachs & Co. LLC and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; and (ii) one other which is a primary U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days’ prior written notice to each Holder of Securities to be redeemed at such Holder’s address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest thereon to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after November 17, 2021, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Fifth Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Schedule A-5

See attached

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Corporation (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES (AS DEFINED HEREIN) IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CANADIAN PACIFIC RAILWAY COMPANY

3.100% Notes due 2051

No. 1	US$[•]
CUSIP: 13645R BH6

Canadian Pacific Railway Company, a corporation duly organized and existing under the laws of Canada (herein called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of US$[•] ([•] UNITED STATES DOLLARS) on December 2, 2051, at the office or agency of the Corporation referred to below, and to pay interest thereon on June 2, 2022 and semi-annually thereafter, on June 2 and December 2 in each year, from December 2, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 3.100% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be May 18 or November 17 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities, may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(signature page to follow)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: December 2, 2021

CANADIAN PACIFIC RAILWAY
COMPANY

By:
Name:	Nadeem Velani
Title:	Executive Vice-President and
Chief Financial Officer

By:
Name:	Chris De Bruyn
Title:	Managing Director, Investor
Relations and Treasury

[Signature Page to 2051 Global Note 1]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in, and issued under, the within-mentioned Indenture.

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated: December 2, 2021

[Signature Page to 2051 Global Note 1]

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation designated as its 3.100% Notes due 2051 (herein called the “Securities”), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to US$[•], which may be issued under an indenture dated as of September 11, 2015, among the Corporation and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture, as defined below), as supplemented by the Fifth Supplemental Indenture, among the Corporation, Canadian Pacific Railway Limited (the “Guarantor”) and the Trustee (as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Corporation, Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is a global Security representing US$[•] aggregate principal amount of the Securities.

Payment of the principal of (and premium, if any, on) and interest on this Security will be made at the office or agency of the Corporation maintained or caused to be maintained for that purpose in New York, New York or at such other office or agency of the Corporation as may be maintained or caused to be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal (and premium, if any) and interest may be made at the option of the Corporation (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) by wire transfer to an account maintained by the Person located in the United States entitled thereto as specified in the Security Register; provided, that principal paid in relation to any Security, redeemed at the option of the Corporation or upon Maturity, shall be paid to the Holder of such Security only upon presentation and surrender of such Security to such office or agency referred to above.

The Corporation will pay to the Holders such Additional Amounts as may be payable under Section 9.07 of the Indenture.

Prior to June 2, 2051 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at the option of the Corporation (in the manner and in accordance with and subject to the terms and provisions set forth in Article 10 of the Original Indenture), at any time or from time to time, at a redemption price equal to the greater of:

(a)	100% of the principal amount of the Securities to be redeemed; and

(b)

the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Securities matured on June 2, 2051 (the date that is six months prior to the maturity date of the Securities), (exclusive of any portion of the payments of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield, plus 20 basis points, plus, accrued and unpaid interest to, but excluding, the date of redemption; provided that installments of interest on Securities which are due and payable on any date falling on or prior to a date of redemption will be payable to the registered holders of such Securities (or one or more predecessor Securities), registered as such as of the close of business on the relevant Regular Record Dates.

On or after June 2, 2051 (the date that is six months prior to the maturity date of the Securities), the Corporation may redeem the Securities, in whole or in part, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Holders of Securities to be redeemed will receive notice of redemption delivered at least 10 and not more than 60 days prior to the date fixed for redemption.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Corporation or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing in the United States appointed by the Corporation.

“Par Call Date” means June 2, 2051, the date that is six months prior to the maturity date of the Securities.

“Reference Treasury Dealers” means each of (i) BMO Capital Markets Corp. and Goldman Sachs & Co. LLC and/or their affiliates which are primary U.S. government securities dealers in New York City (each, a “Primary Treasury Dealer”), and their respective successors; and (ii) one other which is a primary U.S. Government securities dealer and its respective successors; provided, however, that if any of the foregoing ceases to be a Primary Treasury Dealer, the Corporation will substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

The Securities are also subject to redemption as a whole but not in part, at the option of the Corporation, at any time, on not less than 30 nor more than 60 days’ prior written notice to each Holder of Securities to be redeemed at such Holder’s address appearing on the Security Register at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest thereon to but excluding the date fixed for redemption, in the event there is more than an insubstantial risk that the Corporation has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of any amendment or change in the laws (including any regulations promulgated thereunder) of Canada (or any political subdivision or taxing authority thereof or therein), or any amendment to or change in any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after November 17, 2021, all as provided in Section 10.08 of the Indenture.

The Securities are also subject to redemption pursuant to Article 3 of the Fifth Supplemental Indenture.

In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

The Securities do not have the benefit of sinking fund obligations.

In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Corporation on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Corporation with certain conditions set forth therein, which provisions apply to this Security.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of all affected Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities affected thereby, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Corporation, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained or caused to be maintained for such purpose in New York, New York duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of US$2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to the time of due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustees may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

For the purposes only of the disclosure required by the Interest Act (Canada), and without affecting the amount of interest payable to any holder of a Security or the calculation of interest on any Security, if the rate of interest on any Security is calculated on the basis of a year which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for the purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

As provided for in the Indenture, the Corporation may, from time to time, without notice or consent of the Holders, create and issue additional Securities so that such additional Securities shall be consolidated and form a single series with the Securities initially issued by the Corporation and shall have the same terms as to status, redemption or otherwise as the Securities originally issued.

If at any time, (i) the Depositary notifies the Corporation that it is unwilling or unable or no longer qualifies to continue as Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor depositary is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, or (ii) the Corporation determines that the Securities shall no longer be represented by a global Security or Securities, then in such event the Corporation will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.